Ramius Hedged Alpha Fund Class Ticker Class A: RDRAX Class I: RDRIX

Summary Prospectus	March 5, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.ramiusmutualfunds.com/content/ramius-hedged-alpha-fund/overview.asp. You may also obtain this information at no cost by calling 1-877-6RAMIUS (1-877-672-6487) or by sending an e-mail request to clientservice@ramius.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Ramius Hedged Alpha Fund (the “Fund”) is to seek to achieve positive returns over a market cycle while minimizing broad equity market risk.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 16 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load)	None1	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.15%	1.15%
Distribution and service (12b-1) fees	0.25%	None
Other expenses (including dividend and interest expenses on short sales of 0.03%)	0.62%	0.62%
Acquired fund fees and expenses	0.16%	0.16%
Total annual fund operating expenses2	2.18%	1.93%
Fee waiver and/or expense reimbursement3	(0.34)%	(0.34)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2,3	1.84%	1.59%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

2.
The total annual fund operating expenses and total annual fund operating expenses (after fee waiver and/or expense reimbursement) do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund's Class A and Class I shares, respectively.  This agreement is effective until March 1, 2015, and may be terminated before that date only by the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$727	$1,164	$1,626	$2,900
Class I shares	$162	$573	$1,010	$2,226

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies
The Fund follows a “style-based equity investment” strategy, seeking to obtain investment returns from a portfolio of equity securities selected through a combination of traditional investing styles (such as value, growth, size, and quality investment styles), alternative investing styles and corporate activity investment styles (such as spin offs, share buy-back and activist investing) that are hedged against movements in the broad equity markets. The Fund’s advisor believes that this type of style-based equity investing can produce positive returns that are uncorrelated with the broader markets.

The Fund’s advisor implements this strategy by seeking to identify and make investments in a systematic fashion based on traditional, alternative and corporate activity investment styles adopted by successful managers of private investment funds (often referred to as “hedge funds”) investing in equity securities.  The Fund’s advisor seeks to systematically access, implement and combine the best equity hedge fund ideas in a market neutral way.  This systematic process within each style relies on publicly available information (such as SEC filings) coupled with the Fund’s advisor’s knowledge of alternative investing. The Fund’s overall portfolio will be comprised of a mix of these traditional, alternative and corporate activity investment styles combined in various proportions based on the Fund’s advisor’s evaluation of general market conditions and investment opportunities as well as an evaluation of how each of these sources of return correlate to each other over a period of time. The Fund’s advisor will execute the Fund’s investment strategy of investing in publicly traded equity securities identified by this approach though an actively managed portfolio of total return swaps on proprietary indices, or on indices sponsored and published by third-party financial institutions, based on baskets of such securities.  The Fund’s advisor expects to rebalance the Fund’s investments at least monthly.  The Fund will not invest directly in hedge funds.

The Fund’s advisor also intends to hedge against broad equity market movements by short selling a basket of equity securities or equity indices or by purchasing futures contracts on market indices such as S&P 500 Index futures.  The Fund’s advisor expects the Fund’s portfolio generally will be dollar-neutral at each rebalancing (i.e., for every $1 of long equity exposure, it expects the Fund to be short $1 of equity exposure).

The securities on which the Fund’s long strategy is based will be comprised primarily of equity securities of U.S. companies.   Its long portfolio will be comprised of investments selected on the basis of a number of traditional and corporate activity styles, with each style typically represented by an equally-weighted group of equity securities.  The Fund’s advisor expects the Fund’s total long portfolio will be comprised of at least 100 securities, and will generally be comprised of 150-200 securities.  It expects that the Fund’s long portfolio will be based primarily on securities of mid-cap and small-cap companies (with market capitalizations of $10 billion or less) and its short portfolio will be based primarily on securities of large-cap companies (with market capitalizations of $10 billion or more).

The Fund’s advisor initially expects the Fund to trade with at least three counterparties.  The advisor evaluates and monitors the creditworthiness of the Fund’s counterparties in accordance with the advisor’s creditworthiness policies, which includes consideration of various factors such as the size and credit rating of the counterparty.  The number of counterparties the Fund trades with may increase or decrease depending upon the costs, availability of indices and other factors.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer positions than "diversified" mutual funds.

Principal Risks
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below.  Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

•
Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Equity Risk.  The value of equity securities may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities participate, or factors relating to specific companies in which the Fund invests.

•
Small-Cap and Mid-Cap Company Risk.  The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

•	Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

•
Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks or indices, such as futures and swaps.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk.  A small investment in derivatives could have a potentially large impact on the Fund’s performance.  Recent legislation in the United States calls for new regulation of the derivatives markets.  The extent and impact of the regulation are not yet fully known and may not be for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Total Return Swaps.  The Fund will enter into swap agreements, primarily consisting of total return swap agreements. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

•
Asset Segregation Risk.  As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

•
Management and Strategy Risk.  The value of your investment depends on the judgment of the Fund’s advisor about hedge fund managers, investment styles, equity market conditions and movements and other matters which may prove to be incorrect.  Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Leveraging Risk.  Certain Fund transactions, including futures contracts and short positions in financial instruments, may give rise to a form of leverage.  Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile.  Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets.  The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

•
Credit Risk.  If a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

•
Market Sector Risk.  The Fund's investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•
Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

•
Short Sales Risk.  In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the borrowed security or other instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed security or other instrument, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

•
Non-Diversification Risk.  The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Portfolio Turnover Risk.  Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance.  A high rate of portfolio turnover is 100% or more.

Performance
The bar chart and table below provide some indication of the risks of investing in the fund prior to that date by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.ramiusmutualfunds.com, or by calling the Fund at 1-877-6RAMIUS (1-877-672-6487. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.  On March 1, 2014, the Fund’s investment strategy changed.  Effective March 1, 2014, the Fund’s performance benchmark is the HRFX Equity Hedge Fund Index.  The Advisor believes this Index is a better performance benchmark for comparison to the Fund and its new investment strategy.

Calendar –Year Total Returns (before taxes) for Class I Shares
For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	2.91%	Quarter Ended 3/31/2012
Lowest Calendar Quarter Return at NAV	(5.91)%	Quarter Ended 9/30/2011

Average Annual Total Returns for periods ended December 31, 2013	One Year	Since Inception (July 22, 2010) Annualized
Class I - Return Before Taxes	4.13%	1.02%
Class I - Return After Taxes on Distributions*	3.62%	0.67%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	2.76%	0.77%
Class A - Return Before Taxes	(1.78)%	(0.86)%
HFRX Equity Hedge Index (does not reflect deduction for fees, expenses or taxes)	11.14%	1.28%
HFRX Global Hedge Fund Index (does not reflect deduction for fees, expenses or taxes)	6.72%	1.81%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The HFRX Equity Hedge Index is an index comprised of hedge funds that maintain positions both long and short in primarily equity and equity derivative securities. For hedge funds included in the index, a wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.

The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe. The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry.  There are over 40 constituent funds in the Index.  Constituent funds report daily and monthly performance, net of all fees, in U.S. Dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance.

Investment Adviser
Ramius Alternative Solutions LLC

Portfolio Managers
Stuart Davies and Vikas Kapoor have served as the Fund's portfolio managers since the Fund's inception in July, 2010.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund's distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.